UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of FB Financial Corporation (the “Company”) was held on May 21, 2026, At the annual meeting, the Company’s shareholders elected 13 directors to hold office for one year and until their successors are duly elected and qualified: J. Jonathan Ayers, William F. Carpenter III, Agenia W. Clark, James W. Cross IV, James L. Exum, Christopher T. Holmes, Orrin H. Ingram, R. Milton Johnson, Raja J. Jubran, C. Wright Pinson, Emily J. Reynolds, J. Henry Smith IV, and Melody J. Sullivan. In addition, at the annual meeting, the shareholders approved the FB Financial Corporation 2026 Incentive Plan, an amendment to the employee stock purchase plan, and approved, on a non-binding, advisory basis, the compensation of the named executive officers. Further, the proposal to amend the Company’s charter to eliminate the supermajority voting standards failed to obtain the requisite approval of the holders of 80% of the outstanding shares of the Company’s common stock. Finally, the shareholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are set forth below.

(1) Election of 13 directors to serve until the 2027 annual meeting of shareholders and until their successors have been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Abstain	Non Votes
J. Jonathan Ayers	41,870,376	629,223	4,365	4,284,021
William F. Carpenter III	41,528,141	688,509	287,313	4,284,021
Agenia W. Clark	42,363,238	132,000	8,725	4,284,021
James V. Cross IV	41,681,254	813,364	9,345	4,284,021
James L. Exum	41,359,323	1,135,710	8,930	4,284,021
Christopher T. Holmes	41,865,501	634,097	4,366	4,284,021
Orrin H. Ingram	41,508,158	987,304	8,502	4,284,021
R. Milton Johnson	42,384,341	110,687	8,935	4,284,021
Raja J. Jubran	42,251,306	243,154	9,503	4,284,021
C. Wright Pinson	41,230,090	1,264,938	8,935	4,284,021
Emily J. Reynolds	41,279,738	1,215,191	9,035	4,284,021
J. Henry Smith IV	42,391,038	104,301	8,624	4,284,021
Melody J. Sullivan	42,367,699	127,661	8,603	4,284,021

(2) Approval of the FB Financial Corporation 2026 Incentive Plan:

Votes For	Votes Against	Abstain	Non Votes
35,996,763	6,468,949	38,252	4,284,021

(3) Approval of the amendment to the FB Financial Employee Stock Purchase Plan:

Votes For	Votes Against	Abstain	Non Votes
42,450,293	28,116	25,555	4,284,021

(4) Non-binding, advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Non Votes
42,018,053	446,203	39,708	4,284,021

(5) Approval of amendments to the Company’s amended and restated charter to eliminate supermajority voting standards:

Votes For	Votes Against	Abstain	Non Votes
35,384,224	37,445	7,082,294	4,284,021

(6) Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstain	Non Votes
46,249,513	480,409	58,062	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Beth W Sims
Beth W. Sims
Date: May 22, 2026		General Counsel and Corporate Secretary